SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 16, 2004

                               Regan Holding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                    000-19704                 68-0211359
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                 2090 Marina Avenue, Petaluma, California 94954
             -------------------------------------------------------
             (Address of principal executive offices, with ZIP code)

                                  707-778-8638
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
             -------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(d)  under  the
     Exchange Act (17 CFR 240.14d-2(d)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.313e-4(c)).

Item 8.01         Other Events.

         Regan Holding Corp. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing an administrative services agreement that contains confidential information has been omitted and filed separately with the U.S. Securities and Exchange Commission.

Item 9.01         Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit 10.1 Administrative Services Agreement effective June 5, 2002 between Investors Insurance Corporation and Legacy Marketing Group.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REGAN HOLDING CORP.


Date:    September 16, 2004              By:  /s/ R. Preston Pitts
                                              ----------------------------------
                                              R. Preston Pitts
                                              President, Chief Operating Officer
                                              and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
No.          Description of Exhibit
-------      ----------------------

10.1 Administrative Services Agreement effective June 5, 2002 between Investors Insurance Corporation and Legacy Marketing Group.